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IDS Life Accounts F, IZ, JZ, G, H, N, KZ, LZ and MZ
Registration No. 33-52518/811-3217

EXHIBIT INDEX

Exhibit 9         Opinion of Counsel

Exhibit 10        Consent of Independent Auditors